SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 August 25, 2004
                                 ---------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       0-23340                   51-0332317
       --------                       -------                   ----------
   (State or other                  (Commission               (IRS Employer
     jurisdiction                  File Number)           Identification Number)
   of incorporation


 105 Westpark Drive, Suite 200, Brentwood, Tennessee              37027
 ---------------------------------------------------              -----
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

               On August 25, 2004, America Service Group Inc. (the "Company") announced the execution of a contract by the Company's operating subsidiary, Prison Health Services, Inc., with the City of Philadelphia Prison System.


Item 9.01.     Financial Statements and Exhibits.

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits:

                   99.1     Press Release dated August 25, 2004.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA SERVICE GROUP INC.



Date:  August 26, 2004                   By:  /s/ Michael Taylor
                                            -------------------------------
                                            Michael Taylor
                                            Senior Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibits
-------     -----------------------
  99.1      Press release dated August 25, 2004, issued by America Service Group
            Inc. (the "Company") announcing the execution of a contract by the Company's operating subsidiary, Prison Health Services, Inc., with the City of Philadelphia Prison System.